Deutsche Bank High Yield Conference October 4, 2006

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "industry outlook, trends and forecast" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the legacy RHD and Dex Media businesses will not be integrated successfully; (2) the risk that the expected strategic advantages and cost savings from the Dex Media merger may not be fully realized or may take longer to realize than expected; (3)disruption from the Dex Media merger making it more difficult to maintain relationships with customers, employees or suppliers; and (4) general economic conditions and consumer sentiment in our markets. Additional factors that could cause R.H. Donnelley's results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that R.H. Donnelley filed with the Securities and Exchange Commission (the "SEC") (Registration No. 333-129539), which contains the joint proxy statement/prospectus relating to the transaction, RHD's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," Dex Media's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 in Item 1A "Risk Factors," as well as R.H. Donnelley's and Dex Media's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov. No reference, verbal or written, to the guidance issued July 31, 2006 within the context of this presentation should be construed as an update, revision or clarification of the Company's future financial performance.

R.H. Donnelley Overview Third Largest US Print and Online Directory Publisher Publish over 625 directories Circulation of approximately 80 million Operations in 28 states Over 4,000 employees, including 1,800 member sales force Over 600,000 local and national advertisers Largest advertiser accounts for less than 1% of revenue

Investment Highlights Strong Yellow Pages Industry and Products Stable, visible revenue stream Print / Online usage growing Strong ROI to diverse customer base RHD's DNA Incumbent benefits with independent growth orientation Performance culture / proven management RHD business process and integrated marketing solution Online Local Commercial Search Opportunities Leveraging robust, accurate content Sales channel provides monetization model Dynamic products attract new and different advertisers Exceptional Financial Profile High recurring revenue and margins Significant free cash flow conversion and debt repayment Valuable tax benefits

Revenue 1990 8.9 1991 9.2 1992 9.3 1993 9.5 1994 9.8 1995 10.2 1996 10.7 1997 11.4 1998 12.1 1999 13 2000 14.1 2001 14.9 2002 15.1 2003 15 2004 15.4 2005E 15.8 Source: Veronis Suhler Stevenson, 2006 Consistent Industry Growth CAGR 3.9% Print IYP 2000 14.9 2001 15.1 2002 15.1 1.1 2003 14.9 1.2 2004 14.6 1.5 2005 14.5 1.8 Source: KNI/SRI, 2006 Strong Print Usage and Growing Internet Opportunity 16.2 16.1 16.3 U.S. Directories Advertising Revenue ($ billions) Annual Yellow Pages References (in billions) Steady Growth 16.1 Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity

Long-Term Customer Relationships Over 90% Recurring Revenues Higher Product Usage Lower Advertiser Churn More Accurate & Robust Content Higher Margins "Official" Telephone Book Aggressive Competitor Entrepreneurial Innovative Adaptive / Flexible Agile Independent Competitive Advantage Incumbent Competitive Advantage RHD's Competitive Advantage RHD represents the strongest characteristics of Incumbent and Independent publishers Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity

Marketing Financial Operations Recruiting / Hiring / HR Training Sales Graphics IT Systems Publishing Print Distribution Billing / Credit Collections Customer Service Corporate Finance Communications Execution RHD Business Process Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity

Local Commercial Search Consumers: Information about who sells the products and services they seek Advertisers: Generate a high volume of qualified prospects Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity

? Print Internet Agreements Internet Marketing Services Online Search Emerging Distribution Platforms The RHD Bundled Solution Integrated solution serves consumers regardless of where they search Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity

Based on a 39.0% tax rate The balances of net operating loss carryforwards as of 12/31/05 were $343 million and $271 million for R.H. Donnelley and Dex Media, respectively Utilizing a 35% tax rate for NOLs and assuming full usage in 2011 Assuming adjusted weighted average diluted shares outstanding of 72.3 million per 2006 guidance of July 31, 2006. Net Present Value of Available Cash Tax Benefits(3) Valuable Tax Benefits Acquisitions resulted in tax basis "step-up" of approximately $10 billion Cash value of approximately $250 million per year(1) through 2016 Current net operating loss carryforward of approximately $600 million(2) No meaningful cash taxes until at least 2011 Discount rate 6% 8% NPV ($ millions) $2,343 $2,100 Value per Share(4) $32.43 $29.07 Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity

Debt Repayment (1) 1H 2006 $ millions Includes the adjusted results of Dex Media for the month of January. Adjusted free cash flow in 1Q06 and 2Q06 was $232 million and $194 million, respectively. Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Primarily comprised of net cash used for Dex acquisition, cash used for preferred redemption, and Dex cash dividend Primarily comprised of revolver borrowings associated with pre-funding activity, stock option proceeds, changes in checks not yet presented, cash used for financing activities, rights redemption payment, and changes in cash balance Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity Adjusted Free Cash Flow (1) $426 Acquisition Related Uses, net (2) (39) Other Uses, net (3) (29) Debt Repayment $358

Expect total leverage of 6.8x by fiscal year end 2006 (1,3,5) Capitalization Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Excludes the effect of purchase accounting adjustments to the fair market value of Dex notes 2006 guidance of $1.46 billion of adjusted EBITDA issued July 31, 2006 Based on September 26, 2006 closing share price of $53.67 and 2006 guidance of 72.3 million shares outstanding issued July 31, 2006 Assumes 2H 2006 adjusted free cash flow of $299 million (2006 guidance of $725 million adjusted free cash flow less $426 million 1H 2006 adjusted free cash flow), all adjusted free cash flow is used to pay down debt from June 30, 2006 balance of $10.3 billion $ millions Strong Industry & Products RHD's DNA Exceptional Financial Profile Online Opportunity

2006 Guidance - Updated July 31, 2006 Advertising sales At least $2.64 billion Net revenue At least $2.68 billion EBITDA (excl. FAS 123) At least $1.46 billion EBITDA margin (excl. FAS 123) Approx. 54.5% Capital expenditures Approx. $75 million Free cash flow At least $725 million Wtd. Avg. Fully Diluted Shares 72.0 million - 72.5 million

Key Themes Strong Yellow Pages Industry and Products Online Local Commercial Search Opportunities RHD's DNA Exceptional Cash Flow

Appendix

Index of Schedules Schedule 1: Index of schedules Schedule 2: Reconciliation of non-GAAP measures related to fiscal year 2006 guidance Schedule 3: Reconciliation of cash flow from operations - GAAP to pro forma adjusted cash flow from operations and pro forma adjusted free cash flow for the three months ended March 31, 2006 and June 30, 2006 Schedule 4: Reconciliation of debt-GAAP to net debt-excluding fair market value adjustment at June 30, 2006 Schedule 5: Notes to Schedules

Reconciliation Of Non-GAAP Measures Related to FY06 Guidance (Unaudited) Amounts in billions, except for percentages and per share amounts Schedule 2 See accompanying Notes to Schedules

Reconciliation Of Non-GAAP Measures Related to FY06 Guidance (cont'd) (Unaudited) Amounts in billions, except for percentages and per share amounts Schedule 2 Cont'd See accompanying Notes to Schedules

Schedule 2 Cont'd See accompanying Notes to Schedules (Unaudited) Amounts in billions, except for percentages, per share amounts and where noted Reconciliation Of Non-GAAP Measures Related to FY06 Guidance (cont'd)

(Unaudited) Amounts in billions, except for percentages, per share amounts and where noted Schedule 2 Cont'd See accompanying Notes to Schedules Reconciliation Of Non-GAAP Measures Related to FY06 Guidance (cont'd)

(Unaudited) Amounts in millions Schedule 3 Cash Flow From Operations to Pro Forma Adjusted FCF 1H 2006 See accompanying Notes to Schedules

(Unaudited) Amounts in millions Schedule 4 Debt-GAAP to Net Debt-Excluding Fair Market Value Adjustment See accompanying Notes to Schedules

Notes To Schedules (Unaudited) Amounts in millions, except for percentages, per share amounts and where noted Schedule 5 EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted pro forma EBITDA represents adjusted pro forma earnings before interest, taxes, depreciation and amortization. EBITDA and Adjusted pro forma EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income prepared in conformity with GAAP. In addition, EBITDA may not be comparable to similarly titled measures of other companies. Net debt - GAAP represents total debt less cash and cash equivalents for the respective period. Net debt - excluding fair market value adjustments represents net debt - GAAP adjusted to remove the fair value purchase accounting adjustment of Dex Media's debt noted in footnote 7.